As Filed with the Securities and Exchange Commission on October 16, 2001
                        File Nos. 333-40880 and 333-66560

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                         POST EFFECTIVE AMENDMENT No. 1

                       AND POST EFFECTIVE AMENDMENT No. 2

                        FILED PURSUANT TO RULE 462(d) TO

                                    FORMS S-3

                             REGISTRATION STATEMENTS

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                ----------------

                      GENERAL ELECTRIC CAPITAL CORPORATION

             (Exact name of registrant as specified in its charter)
                               DELAWARE 13-1500700

        (State of incorporation) (I.R.S. Employer Identification Number)

                               260 LONG RIDGE ROAD

                           STAMFORD, CONNECTICUT 06927

                                 (203) 357-4000

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ----------------

                                DAVID P. RUSSELL

              COUNSEL--TREASURY OPERATIONS AND ASSISTANT SECRETARY

                               260 LONG RIDGE ROAD

                           STAMFORD, CONNECTICUT 06927

                                 (203) 357-4000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------


NY2:\1078731\03\N4CR03!.DOC\47660.1669

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

From time to time after the effective date of this Post-Effective Amendment to the Registration Statements as determined by market conditions.

                                ----------------

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statements numbers of the earlier effective registration statements for the same offering. [X] No.s 333-40880 and 33-66560

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ----------------

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                                       2

EXPLANATORY NOTE

These Post-Effective Amendments No.s 1 and 2 to Registration Statements on Forms S-3 (No.s 333-40880 and 33-66560) are filed pursuant to Rule 462(d) solely to add certain exhibits not previously filed with respect to such Registration Statements.

PART II

                      POST EFFECTIVE AMENDMENT No.s 1 and 2

                       (FILE No.s 333-40880 and 33-66560)

                               ITEM 16. EXHIBITS.

EXHIBIT

NUMBER  DESCRIPTION
------  -----------

--------------------------------------------------------------------------------

5 Opinion and consent of David P. Russell, Counsel Treasury Operations and Assistant Secretary of General Electric Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, General Electric Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused these Post-Effective Amendment No.s 1 and 2 to the Registration Statements (No.s 333-40880 and 33-66560) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 16th day of October, 2001.

                                    General Electric Capital Corporation

                                            /s/ Jeffrey S. Werner

                                    By ___________________________
                                        (JEFFREY S. WERNER,
                                         SENIOR VICE PRESIDENT
                                        CORPORATE TREASURY AND
                                        GLOBAL FUNDING OPERATION)

Pursuant to the requirements of the Securities Act of 1933, these Post-Effective Amendment No.s 1 and 2 to the Registration Statements (No.s 333-40880 and 33-66560) have been signed below by the following persons in the capacities and on the date indicated.

*Denis J. Nayden

-----------------------------------
Denis J. Nayden
Chairman, Chief Executive Officer
And Director
(Principal Executive Officer)

*James A. Parke                             *Joan C. Amble

-----------------------------------         -----------------------------------
James A. Parke                              Joan C. Amble
Vice Chairman, Chief Financial              Vice President and Controller
Officer and Director                        (Principal Accounting Officer)
(Principal Financial Officer)

/s/ Jeffrey S. Werner

-----------------------------------         -----------------------------------
Jeffrey S. Werner                           (Ferdinando Beccalli)
Senior Vice President Corporate             Director
Treasury and Global Funding
Operation

*Nancy E. Barton                            *Francis S. Blake

-----------------------------------         -----------------------------------
Nancy E. Barton                             Francis S. Blake
Director                                    Director

*James R. Bunt                              *David L. Calhoun

-----------------------------------         -----------------------------------
James R. Bunt                               David L. Calhoun
Director                                    Director

*Dennis D. Dammerman                        *Scott C. Donnelly

-----------------------------------         -----------------------------------
Dennis D. Dammerman                         Scott C. Donnelly
Director                                    Director

*Michael D. Frazier

-----------------------------------         -----------------------------------
Michael D. Fraizer                          Benjamin W. Heineman, Jr.
Director                                    Director

*Jeffrey R. Immett                          *John H. Myers

-----------------------------------         -----------------------------------
Jeffrey R. Immett                           John H. Myers
Director                                    Director

*Michael A. Neal                            *Ronald R. Pressman

-----------------------------------         -----------------------------------
Michael A. Neal                             Ronald R. Pressman
Director                                    Director

*Gary M. Reiner

-----------------------------------         -----------------------------------
Gary M. Reiner                              John M. Samuels
Director                                    Director

* Keith S. Sherin                           *Edward D. Stewart

-----------------------------------         -----------------------------------
Keith S. Sherin                             Edward D. Stewart
Director                                    Director

-----------------------------------
Robert C. Wright
Director


*By: /s/ Jeffrey S. Werner

___________________________________         Attorney-in-fact
Jeffrey S. Werner)                          October 16, 2001

EXHIBIT
-------

NUMBER    DESCRIPTION
------    -----------


5 Opinion and consent of David P. Russell, Counsel Treasury Operations and Assistant Secretary of General Electric Capital Corporation.